================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                -----------------


Date of Report (Date of earliest event reported):  NOVEMBER 15, 2005

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED (Exact name of registrant as specified in its charter)



           MARYLAND                    001-32162                80-0067704
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)        Identification Number)



              50 ROCKEFELLER PLAZA                                10020
                  NEW YORK, NY                                  (Zip Code)
    (Address of principal executive offices)


                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)      Not applicable.

(b)      Not applicable.

(c) On November 15, 2005, the registrant appointed Mark J. DeCesaris Managing Director, Acting Chief Financial Officer and Chief Administrative Officer effective November 21, 2005. Mr. DeCesaris, aged 46, has been a consultant in the finance department for the registrant since May 2005. Prior to joining the registrant, from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the NYSE, where his responsibilities included overseeing the integration of acquisitions and developing and implementing a shared service organization to reduce annual operating costs. From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, PA and earned his CPA license in 1983. In connection with Mr. DeCesaris's appointment to Acting Chief Financial Officer, Claude Fernandez will resume his responsibilities as the registrant's Principal Accounting Officer while Michael Roberts will resume his responsibilities as the registrant's Controller.

(d)      Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CORPORATE PROPERTY ASSOCIATES 16 --
                                        GLOBAL INCORPORATED



Date: November 21, 2005                 By:/s/ Gordon F. DuGan
                                           ----------------------------------
                                           Gordon F. DuGan
                                           President and Chief Executive Officer